UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-5976

Seligman Select Municipal Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	6/30/06

FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

SELIGMAN SELECT MUNICIPAL FUND, INC.
Semi-annual Report June 30, 2006

To the Stockholders

Your mid-year report for Seligman Select Municipal Fund follows this letter. The report contains the Fund’s investment results, portfolio of investments, and financial statements.

For the six months ended June 30, 2006, Seligman Select Municipal Fund posted a total return of (0.48)% based on net asset value and (1.36)% based on market price. The Fund’s annual distribution rate, based on the current monthly dividend and market price at June 30, 2006, was 4.99%. This is equivalent to a taxable yield of 7.58%, based on the maximum federal income tax rate of 35% and the Fund’s current estimate of the percentage of the dividends that may be taxable. Preferred Stockholders of the Fund were paid dividends at annual rates ranging from 3.10% to 4.00%.

Your Fund’s Annual Stockholder Meeting was held on May 15, 2006. At the meeting, three directors were elected and the selection of the Fund’s auditors was ratified. For complete details of the vote, please see page 18 of this report.

Thank you for your continued support of Seligman Select Municipal Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

August 18, 2006

Manager J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Stockholder Service Agent Seligman Data Corp. 100 Park Avenue New York, NY 10017
Important Telephone Numbers
(800) 874-1092  Stockholder Services
(800) 445-1777 Retirement
Plan Services
(212) 682-7600 Outside the
United States
(800) 622-4597 24-Hour Automated
Telephone Access
Service

Performance Overview and Portfolio Summary

This section of the report is intended to help you understand the performance of Seligman Select Municipal Fund’s Common Stock and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end.

Returns reflect changes in the market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Results for Common Stock

Total Returns
For Periods Ended June 30, 2006

			Average Annual
	Three Months*	Six Months*	One Year	Five Years	Ten Years
Market Price	(2.71)%	(1.36)%	(1.92)%	4.99%	3.89%
Net Asset Value	(0.54)	(0.48)	(0.17)	5.55	6.13
Lehman Brothers Municipal Bond Index**	0.03	0.28	0.88	5.05	5.79

Price Per Share

	Market Price	Net Asset Value
June 30, 2006	$9.61	$11.21
March 31, 2006	10.00	11.41
December 31, 2005	9.99	11.55

Holdings by Market Sector#

Revenue Bonds	77%
General Obligation Bonds##	23

Weighted Average Maturityøø	18.4 years

Dividend and Capital Gains per Share
and Yield Information
For Periods Ended June 30, 2006

Dividends Paid†	Unrealized Gain††	SEC 30-Day Yieldø
$0.250	$0.26	4.57%

Holdings by Credit Quality2#

AAA	89%
AA	1
A	6
BBB	4

See footnotes on page 3.

Performance Overview and Portfolio Summary

1	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Fund’s prospectus or statement of additional information.

2	Credit ratings are primarily those issued by Moody’s Investors Service, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s Corporation (“S&P”) were used. A generic rating designation has been utilized, and therefore, it cannot be inferred solely from the rating category whether ratings reflect those assigned by Moody’s or S&P. Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA or its equivalent by either Moody’s or S&P have been included in the AAA category. Holdings and credit ratings are subject to change and are based on current market values of long-term holdings at June 30, 2006.

*	Returns for periods of less than one year are not annualized.

**	The Lehman Brothers Municipal Bond Index is an unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not include any taxes, fees or sales charges, and is composed of approximately 60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.

†	For the six months ended June 30, 2006, Preferred Stockholders were paid dividends at annual rates ranging from 3.1% to 4.0%. Earnings on the Fund’s assets in excess of the Preferred dividend requirements constituted income available for dividends to Common Stockholders. At June 30, 2006, the Fund estimates that 3.9% of the distributions paid to Common Stockholders in 2006 will be in excess of its net investment income (i.e., a return of capital), but under applicable federal law, will be taxable as ordinary income.

††	Represents the per share amount of unrealized appreciation of portfolio securities as of June 30, 2006. Information does not reflect effect of capital loss carryforwards that are available to offset future net realized capital gains. See Note 6 to Financial Statements.

ø	Current yield, representing the annualized yield for the 30-day period ended June 30, 2006, has been computed in accordance with SEC regulations and will vary.

øø	Excludes variable rate demand notes.

#	Percentages based on current market values of long-term holdings at June 30, 2006.

##	Includes pre-refunded and escrowed-to-maturity securities.

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained on the Fund’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]	These website references are inactive textual references and information contained in or otherwise accessible through the websites does not form a part of this report.

Portfolio of Investments  (unaudited)          June 30, 2006

State#	Face Amount	Municipal Bonds	Ratings†	Value
Alabama — 10.4%	$10,000,000	Jefferson County, AL Sewer Rev. (Capital Improvement Warrants), 5.125% due 2/1/2039ø	Aaa	$10,370,500
	5,000,000	McIntosh, AL Industrial Development Board Environmental Facilities Rev. (CIBA Specialty Chemicals), 5.375% due 6/1/2028	Baa2	5,047,350
Alaska — 5.0%	4,145,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2020	Aaa	4,734,585
	2,395,000	Alaska Energy Authority Power Rev. (Bradley Lake Hydroelectric Project), 6% due 7/1/2021	Aaa	2,744,239
California — 15.7%	9,130,000	California Pollution Control Financing Authority Sewage and Solid Waste Disposal Facilities Rev. (Anheuser-Busch Project), 5.75% due 12/1/2030*	A1	9,274,254
	4,100,000	Foothill/Eastern Transportation Corridor Agency, CA Toll Road Rev., 5.75% due 1/15/2040	Baa3	4,227,756
	4,000,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-A, 5% due 5/15/2029	Aaa	4,053,280
	5,700,000	San Diego, CA Public Facilities Financing Authority Sewer Rev. Series 1999-B, 5% due 5/15/2029	Aaa	5,775,924
Colorado — 3.9%	5,590,000	Colorado Regional Transportation District Sales Tax Rev., 5% due 11/1/2024	Aaa	5,741,545
Florida — 5.1%	2,440,000	Orange County, FL School Board (Certificates of Participation), 5% due 8/1/2025	Aaa	2,489,898
	5,000,000	Reedy Creek, FL Improvement District GOs, 5% due 6/1/2025	Aaa	5,130,050
Illinois — 6.7%	4,700,000	Chicago, IL GOs, 5.5% due 1/1/2040ø	Aaa	5,011,046
	2,800,000	Chicago, IL GOs, 5.5% due 1/1/2040	Aaa	2,951,256
	2,000,000	Illinois State Build Illinois Bonds (Sales Tax Rev.), 5% due 6/15/2028	Aaa	2,037,560
Louisiana — 5.6%	5,200,000	Louisiana Public Facilities Authority Hospital Rev. (Southern Baptist Hospitals, Inc. Project), 8% due 5/15/2012††	AAA‡	5,823,272
	2,500,000	Shreveport, LA GOs, 5% due 5/1/2018	Aaa	2,586,475
Massachusetts — 12.4%	2,500,000	Commonwealth of Massachusetts GOs, 5% due 3/1/2024	Aaa	2,567,075
	4,000,000	Massachusetts Development Finance Agency Rev. (WGBH Educational Foundation), 5.75% due 1/1/2042	Aaa	4,644,720
	1,750,000	Massachusetts State Port Authority Rev., 5% due 7/1/2025	Aaa	1,795,937
	6,000,000	Massachusetts State School Building Authority Dedicated Sales Tax Rev., 5% due 8/15/2023	Aaa	6,194,940
	3,000,000	Massachusetts State Water Resources Authority Rev., 5.25% due 8/1/2024	Aaa	3,197,280
____________________ See footnotes on page 8.

Portfolio of Investments  (unaudited)          June 30, 2006

State#	Face Amount	Municipal Bonds	Ratings†	Value
Michigan — 4.8%	$5,000,000	Detroit, MI Sewage Disposal System Rev., 5% due 7/1/2030	Aaa	$5,090,700
	2,000,000	Kalamazoo, MI Hospital Finance Authority Rev. (Bronson Methodist Hospital), 5.5% due 5/15/2028ø	Aaa	2,076,740
Minnesota — 1.8%	2,500,000	Minnesota Agricultural and Economic Development Board Rev. (The Evangelical Lutheran Good Samaritan Society Project), 6.625% due 8/1/2025	A3	2,695,350
Missouri — 2.1%	1,550,000	Metropolitan St. Louis, MO Sewer District Wastewater System Rev., 5% due 5/1/2024	Aaa	1,593,385
	1,565,000	Missouri State Housing Development Commission Single Family Mortgage Rev. (Homeownership Loan Program), 5.5% due 3/1/2033*	AAA‡	1,571,776
New Jersey — 5.5%	8,000,000	New Jersey Economic Development Authority Water Facilities Rev. (New Jersey American Water Co., Inc.), 5.375% due 5/l/2032*	Aaa	8,185,680
New York — 16.8%	5,000,000	Long Island, NY Power Authority Electric System General Rev., 5.25% due 12/1/2020	Aaa	5,338,450
	5,000,000	Metropolitan Transportation Authority, NY (Transportation Rev.), 5% due 11/15/2027	Aaa	5,135,300
	6,000,000	New York City, NY GOs, 5% due 8/1/2017	Aaa	6,277,980
	8,000,000	New York City, NY Municipal Water Finance Authority Water & Sewer System Rev., 5% due 6/15/2027	Aaa	8,208,960
New York and New Jersey — 4.6%	6,500,000	Port Authority of New York and New Jersey Rev. (JFK International Air Terminal LLC Project), 5.75% due 12/1/2022*	Aaa	6,772,610
Ohio — 2.9%	105,000	Cleveland, OH Waterworks Improvement First Mortgage Rev., 5.75% due 1/1/2021	Aaa	107,246
	3,890,000	Ohio Water Development Authority Rev. (Drinking Water Assistance Fund), 5.25% due 12/1/2021	Aaa	4,211,742
Pennsylvania — 2.9%	3,000,000	Delaware County, PA Industrial Development Authority Water Facilities Rev. (Philadelphia Suburban Water), 5.35% due 10/1/2031*	Aaa	3,088,470
	1,250,000	Pennsylvania State University Rev., 5% due 9/1/2024	Aa2	1,288,875
South Carolina — 8.7%	2,500,000	Columbia SC, Waterworks and Sewer System Rev., 5% due 2/1/2026	Aaa	2,573,750
	5,000,000	South Carolina State Ports Authority Rev., 5.3% due 7/1/2026*	Aaa	5,111,850
	5,000,000	South Carolina State Public Service Authority Rev., 5.25% due 1/1/2021	Aaa	5,307,200
____________________ See footnotes on page 8.

Portfolio of Investments  (unaudited)          June 30, 2006

State#	Face Amount	Municipal Bonds	Ratings†	Value
Texas — 13.6%	$5,000,000	Dallas-Fort Worth, TX International Airports Rev., 5.75% due 11/1/2030*	Aaa	$5,227,500
	3,000,000	Houston, TX Airport System Rev., 5.625% due 7/1/2030*	Aaa	3,139,140
	4,000,000	Houston, TX Higher Education Finance Corporation Rev. (Rice University Project), 5.375% due 11/15/2029ø	Aaa	4,217,880
	7,500,000	Matagorda County, TX Navigation District No. 1 Pollution Control Rev. (Central Power and Light Co. Project), 6.125% due 5/1/2030*	Aaa	7,661,925
Washington — 6.8%	4,795,000	Chelan County, WA Public Utility District No. 1 Rev. (Chelan Hydro Consolidated System), 6.25% due 7/1/2017*	Aaa	4,987,807
	5,000,000	Chelan County, WA Public Utility District No. 1 Rev. (Chelan Hydro Consolidated System), 6.35% due 7/1/2028*	Aaa	5,208,750
Total Municipal Bonds (Cost $198,049,669) — 135.3%				201,478,008

		Short-Term Holdings
Florida — 3.4%	5,000,000	Sarasota County, FL Public Hospital Board Rev. (Sarasota Memorial Hospital Project), VRDN, due 7/1/2037	VMIG 1	5,000,000
Illinois — 5.7%	8,500,000	Illinois Health Facilities Authority Rev. (University of Chicago Hospital), VRDN, due 8/15/2026	VMIG 1	8,500,000
New York — 0.4%	600,000	New York City, NY GOs, VRDN, due 11/1/2024	VMIG 1	600,000
North Carolina —- 0.8%	1,200,000	Charlotte-Mecklenburg Hospital Authority, NC Health Care System Rev., VRDN, due 1/15/2026	VMIG 1	1,200,000
Pennsylvania — 0.4%	600,000	Philadelphia, PA Authority for Industrial Development Revenue Bonds (Regional Performing Arts Center Project), VRDN, due 6/1/2025	VMIG 1	600,000
____________________ See footnotes on page 8.

Portfolio of Investments  (unaudited)          June 30, 2006

State#	Face Amount	Short-Term Holdings	Ratings†	Value
South Carolina — 2.4%	$3,535,000	Spartanburg County, SC Health Services District, Inc. Hospital Rev., VRDN, due 4/15/2023	A-1+‡	$3,535,000

Total Short-Term Holdings (Cost $19,435,000) — 13.1%				19,435,000
Total Investments (Cost $217,484,669) — 148.4%				220,913,008
Other Assets Less Liabilities — 2.0%				2,976,732
Preferred Shares Subject to Mandatory Redemption — (50.4)%				(75,000,000)
Net Assets — 100.0%				$148,889,740

#	The percentage shown for each state represents the total market value of bonds held of issuers in that state, measured as a percent of net assets, which does not include the net assets attributable to Preferred Stock of the Fund.

ø	Pre-refunded security. Such securities that will be paid off within one year are classified as short-term holdings.

†	Credit ratings are primarily those issued by Moody’s Investor Services, Inc. (“Moody’s”). Where Moody’s ratings have not been assigned, ratings from Standard & Poor’s (“S&P”) were used (indicated by the symbol ‡). Pre-refunded and escrowed-to-maturity securities that have been rerated as AAA by S&P but have not been rerated by Moody’s have been reported as AAA.

††	Escrowed-to-maturity security.

*	Interest income earned from this security is subject to the federal alternative minimum tax.

VRDN — Variable rate demand notes.

See Notes to Financial Statements.

Statement of Assets and Liabilities  (unaudited)          June 30, 2006

Assets:
Investments, at value:
Long-term holdings (cost $198,049,669)	$201,478,008
Short-term holdings (cost $19,435,000)	19,435,000
Total investments (cost $217,484,669)	220,913,008
Cash	39,329
Restricted cash	21,500
Interest receivable	2,974,244
Receivable for securities sold	56,008
Expenses prepaid to stockholder service agent	11,734
Other	50,395
Total Assets	224,066,218

Liabilities:
Management fee payable	101,747
Accrued expenses and other	74,731
Preferred shares subject to mandatory redemption	75,000,000
Total Liabilities	75,176,478
Net Assets	$148,889,740

Composition of Net Assets:
Common Stock, $0.01 par value: Shares authorized — 49,999,250; issued and outstanding — 13,278,765	$132,788
Additional paid-in capital	145,580,824
Undistributed net investment income	453,489
Accumulated net realized loss	(705,700)
Net unrealized appreciation of investments	3,428,339
Net Assets	$148,889,740

Net Assets per share (Market Value $9.61)	$11.21

See Notes to Financial Statements.

Statement of Operations  (unaudited)          For the Six Months Ended June 30, 2006

Investment Income:
Interest	$5,483,302

Expenses:
Dividends on shares subject to mandatory redemption	1,262,021
Management fees	618,078
Preferred stock remarketing and rating agent fees	102,833
Stockholder account and registrar services	100,562
Auditing and legal fees	30,937
Stockholder reports and communications	28,531
Custody and related services	22,817
Stockholders meeting	21,319
Directors’ fees and expenses	18,335
Exchange listing fees	11,777
Miscellaneous	14,214
Total Expenses	2,231,424
Net Investment Income	3,251,878

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	154,270
Net change in unrealized appreciation of investments	(4,610,329)
Net Loss on Investments	(4,456,059)
Decrease in Net Assets from Operations	$(1,204,181)

See Notes to Financial Statements.

Statements of Changes in Net Assets  (unaudited)

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Operations:
Net investment income	$3,251,878	$7,283,531
Net realized gain on investments	154,270	372,567
Net change in unrealized appreciation of investments	(4,610,329)	(2,898,066)
Increase (Decrease) in Net Assets from Operations	(1,204,181)	4,758,032

Distributions to Common Stockholders:
Net investment income (per share: $0.25 and $0.608)	(3,252,602)	(8,064,792)

Capital Share Transactions:
Value of shares of Common Stock issued in payment of dividends (15,678 and 39,774 shares)	155,952	407,956
Cost of shares purchased for investment plan (15,900 and 39,900 shares)	(159,459)	(412,993)
Decrease in Net Assets from Capital Share Transactions	(3,507)	(5,037)
Decrease in Net Assets	(4,460,290)	(3,311,797)

Net Assets:
Beginning of period	153,350,030	156,661,827
End of Period (including undistributed net investment income of $453,489 and $454,213, respectively)	$148,889,740	$153,350,030

See Notes to Financial Statements.

Statement of Cash Flows  (unaudited)          For the Six Months Ended June 30, 2006

Cash Flows from Operating Activities:
Net decrease in Net Assets from Operations	$(1,204,181)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Cost of long-term investment securities purchased	(13,579,280)
Proceeds from sales of long-term investment securities	760,000
Net sales of short-term investment securities	12,760,588
Increase in interest receivable	(24,094)
Decrease in receivable for securities sold	10,184
Increase in other assets	(31,209)
Decrease in management fees payable, accrued expenses and other liabilities	(48,090)
Net change in unrealized appreciation of investments	4,610,329
Net realized gain on investments	(154,270)
Net amortization of premiums and discounts on investments	122,913
Net Cash Provided by Operating Activities	3,222,890

Cash Flows from Financing Activities:
Dividends paid to Common Stockholders	(3,096,650)
Payment for shares of Common Stock purchased	(159,459)
Net Cash Used in Financing Activities	(3,256,109)
Net decrease in cash	(33,219)
Cash balance at beginning of period	72,548
Cash Balance at End of Period	$39,329

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included above consists of shares issued in payment of dividend distributions of $155,952.

See Notes to Financial Statements.

Notes to Financial Statements  (unaudited)

1.  Significant Accounting Policies — The financial statements of Seligman Select Municipal Fund, Inc. (the “Fund”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation — Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued by independent pricing services based on bid prices, which consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility in the US markets. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums paid on purchases of portfolio securities for financial reporting purposes.

Variable rate demand notes purchased by the Fund may be put back to the designated remarketing agent for the issue at par on any day, for settlement within seven days, and accordingly, are treated as short-term holdings. These notes bear interest at a rate that resets daily or weekly. At June 30, 2006, the interest rates earned on these notes ranged from 3.92% to 4.05%.

d.	Distributions to Stockholders — Dividends and other distributions paid by the Fund are recorded on the ex-dividend date.

e.	Fair Value of Shares Subject to Mandatory Redemption — The carrying amount reported for shares subject to mandatory redemption is the redemption value at June 30, 2006. The dividend rate is reset periodically to permit the shares to be remarketed at their redemption values; therefore, the carrying amount approximates fair value.

f.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

2.  Dividend Investment Plan — Under the Fund’s Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

The Fund, in connection with its Dividend Investment Plan (the “Plan”), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2006, 15,900 shares were purchased in the open market at a cost of $159,459, which represented a weighted average discount of 12.42% from the net asset value of those acquired shares. A total of 15,678 shares were issued to Plan participants during the period for proceeds of

Notes to Financial Statements  (unaudited)

$155,952, a weighted average discount of 13.10% from the net asset value of those shares.

The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the six months ended June 30, 2006.

3.  Capitalization — The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $0.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock. The Preferred Stock consists of 375 shares of Series A Stock and 375 shares of Series B Stock (authorized, issued and outstanding) with a par value of $0.01 per share for each series. The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends. At June 30, 2006, the liquidation preferences and asset coverage per share of Series A and Series B stock was $100,000 and $298,520, respectively, for each series.

Dividends on each series of Preferred Stock are cumulative at a rate reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

In accordance with the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity”, the Fund classifies its Preferred Stock as a liability of the Fund in the Statement of Assets and Liabilities. In addition, dividends paid to Preferred Stockholders are classified as an expense in the Statement of Operations and as a component of net investment income in the Statement of Changes in Net Assets and in the Financial Highlights.

The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund’s directors.

4.  Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager’s fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund’s average daily net assets, which include the value attributable to the Fund’s preferred stock.

For the six months ended June 30, 2006, Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $100,562 for stockholder account services in accordance with a methodology approved by the Fund’s directors. Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund’s net assets, stockholder transaction volume and number of stockholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of June 30, 2006, the Fund’s potential obligation under the Guaranties is $19,000. As of June 30, 2006, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of

Notes to Financial Statements  (unaudited)

rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s stockholder account services cost.

Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $34,479 was paid to the participating director in January 2006. As of June 30, 2006, no directors were participating in the deferred compensation arrangement.

5.  Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2006, amounted to $13,579,280 and $7,752,900, respectively.

6.  Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

The tax basis information presented is based on operating results for the six months ended June 30, 2006, and will vary from the final tax information as of the Fund’s year end.

At June 30, 2006, the cost of investments for federal income tax purposes was $216,864,583. The tax basis cost was less than the cost for financial reporting purposes due to the amortization of market discount for financial reporting purposes of $620,086.

At June 30, 2006, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$6,101,926
Gross unrealized depreciation of portfolio securities	2,053,501
Net unrealized appreciation	4,048,425
Undistributed ordinary income	—
Capital loss carryforward	(859,970)
Current period realized gains	171,582
Total accumulated earnings	$3,360,037

At June 30, 2006, the Fund had a capital loss carryforward for federal income tax purposes of $859,970, all of which expires in 2011 and is available for offset against future taxable net capital gains. Accordingly, no capital gain distributions are expected to be paid to stockholders until net capital gains have been realized in excess of the available capital loss carryforward.

The tax characterization of distributions paid to Stockholders was as follows:

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Tax-exempt income	$4,330,714	$9,704,818
Ordinary income	183,909	214,979
Total	$4,514,623	$9,919,797

7.  Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Seligman Select Municipal Fund because it is a listed, closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review

Notes to Financial Statements  (unaudited)

of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in Seligman Funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Seligman Select Municipal Fund.

The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, the Manager, in May 2004, made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

Since February 2004, the Manager has been in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and Seligman Advisors, Inc. (together, “Seligman”).

Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager has objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on the Manager, Seligman Advisors, Inc. or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

8.  Recently Issued Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

Financial Highlights  (unaudited)

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.

Total investment return measures the Fund’s performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, reinvested dividends and capital gains paid, as provided for in the Fund’s dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares. Total investment return for periods of less than one year is not annualized.

	Six Months Ended June 30, 2006	Year Ended December 31,
		2005	2004	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, Beginning of Period	$11.55	$11.80	$12.13	$12.16	$11.56	$11.65
Income from Investment Operations:
Net investment income	0.24	0.55	0.66	0.70 *	0.81	0.82
Net realized and unrealized gain (loss) on investments	(0.33)	(0.19)	(0.30)	(0.04)	0.52	(0.11)
Dividends paid from net investment income to Preferred Stockholders	—	—	—	— *	(0.08)	(0.17)
Total from Investment Operations	(0.09)	0.36	0.36	0.66	1.25	0.54
Less Distributions to Common Stockholders:
Dividends paid from net investment income	(0.25)	(0.61)	(0.69)	(0.69)	(0.64)	(0.62)
Distributions from net realized gain	—	—	—	—	(0.01)	(0.01)
Total Distributions to Common Stockholders	(0.25)	(0.61)	(0.69)	(0.69)	(0.65)	(0.63)
Net Asset Value, End of Period	$11.21	$11.55	$11.80	$12.13	$12.16	$11.56
Market Value, End of Period	$9.61	$9.99	$10.35	$11.07	$10.76	$10.32
Total Investment Return:
Based on market value	(1.36)%	2.40%	(0.27)%	9.58%	10.85%	10.85%
Based on net asset value	(0.48)%	3.84%	3.77%	6.25%	11.84%	5.31%
Ratios/Supplemental Data:
Ratio of expenses to average net assets	2.97%†	2.46%	1.91%	1.77%*	1.28%	1.28%
Ratio of net investment income to average net assets	4.33%†	4.70%	5.52%	5.75%*	6.82%	6.96%
Portfolio turnover rate	3.83%	28.79%	3.51%	—	1.90%	2.98%
Net Assets, End of Period (000s omitted)	$148,890	$153,350	$156,662	$160,985	$161,473	$153,504

*	As required, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.” Effective for the year ended December 31, 2003, the Fund reclassified the dividends paid to preferred stockholders as an expense. The effect of this change for the year ended December 31, 2003, was to decrease net investment income per share by $0.06, decrease dividends paid from net investment income to preferred stockholders per share by $0.06, increase the ratio of expenses to average net assets from 1.28% to 1.77%, and decrease the ratio of net investment income to average net assets from 6.24% to 5.75%. The per share amounts and ratios for periods prior to December 31, 2003 have not been restated, and accordingly, the ratios do not reflect the effect of dividends paid to preferred stockholders.

†	Annualized.

See Notes to Financial Statements.

Proxy Results

Seligman Select Municipal Fund Stockholders voted on the following proposals at the Annual Meeting of Stockholders on May 15, 2006, in New York, NY. The description of each proposal and number of shares voted are as follows:

Election of Directors:

	For	Withheld
General John R. Galvin	11,656,722	497,216
William C. Morris	11,665,563	488,375
Robert L. Shafer	11,662,183	491,755

Ratification of Deloitte & Touche LLP as independent auditors:

For	Against	Abstain
11,925,812	74,944	153,182

Board of Directors

John R. Galvin 1,3
Dean Emeritus, Fletcher School of Law and
    Diplomacy at Tufts University
Chairman Emeritus, American Council on Germany

Frank A. McPherson 2,3
Retired Chairman of the Board and Chief
    Executive Officer, Kerr-McGee Corporation
Director, DCP Midstream GP, LLP, Integris Health,
    Oklahoma Chapter of the Nature Conservancy,
    Oklahoma Medical Research Foundation, Boys
    and Girls Clubs of Oklahoma, Oklahoma City
    Public Schools Foundation, and Oklahoma
    Foundation for Excellence in Education

Betsy S. Michel 1,3
Trustee, The Geraldine R. Dodge Foundation

William C. Morris
Chairman, J. & W. Seligman & Co. Incorporated,
    Carbo Ceramics Inc., Seligman Advisors, Inc.,
    and Seligman Services, Inc.
Director, Seligman Data Corp.
President and Chief Executive Officer,
    The Metropolitan Opera Association

Leroy C. Richie 1,3
Counsel, Lewis & Munday, P.C.
Chairman and Chief Executive Officer,
    Q Standards Worldwide, Inc.
Director, Kerr-McGee Corporation, Infinity, Inc.
    and Vibration Control Technologies, LLC
Lead Outside Director, Digital Ally Inc.
Director and Chairman, Highland Park Michigan
    Economic Development Corp.
Chairman, Detroit Public Schools Foundation

Robert L. Shafer 2,3
Ambassador and Permanent Observer of the
    Sovereign Military Order of Malta to the
    United Nations

James N. Whitson 1,3
Retired Executive Vice President and Chief
    Operating Officer, Sammons Enterprises, Inc.
Director, CommScope, Inc.

Brian T. Zino
Director and President, J. & W. Seligman & Co.
    Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company, Seligman
    Advisors, Inc., and Seligman Services, Inc.
Member of the Board of Governors,
    Investment Company Institute

Member:	1 Audit Committee 2 Director Nominating Committee 3 Board Operations Committee

It is with deep sorrow that we mourn the recent death of Alice Stone Ilchman, a respected member since 1990 of the Boards of the Seligman Investment Companies.

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President and Chief
    Executive Officer

Thomas G. Moles
Executive Vice President

Eileen A. Comerford
Vice President

Eleanor T.M. Hoagland
Vice President and Chief
    Compliance Officer

Audrey G. Kuchtyak
Vice President

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Frank J. Nasta
Secretary

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1)
1-01-06 to 1-31-06	3,000	$10.06	3,000	N/A
2-01-06 to 2-28-06	2,900	$10.26	2,900	N/A
3-01-06 to 3-31-06	2,900	$10.08	2,900	N/A
4-01-06 to 4-30-06	2,100	$9.99	2,100	N/A
5-01-06 to 5-31-06	2,500	$9.83	2,500	N/A
6-01-06 to 6-30-06	2,500	$9.91	2,500	N/A

(1)	As announced on November 22, 1991, the Registrant may purchase its shares in the open market equal to the number of shares purchased by participants in the Registrant’s dividend investment plan.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN SELECT MUNICIPAL FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	August 30, 2006

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	August 30, 2006

SELIGMAN SELECT MUNICIPAL FUND, INC.

EXHIBIT INDEX

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.